Consolidated Schedule of Investments PIMCO Access Income Fund	March 31, 2022 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 119.0% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 19.5%
AP Core Holdings II, LLC 6.250% (LIBOR03M + 5.500%) due 09/01/2027 ~		$12,044	$11,988
Cassini SAS TBD% due 03/28/2026	EUR	13,232	11,948
Comexposium 1.000% due 03/28/2026		$5,476	4,973
Coty, Inc. 2.500% (EUR003M + 2.500%) due 04/07/2025 ~	EUR	12,477	13,527
Enterprise Merger Sub, Inc. 4.207% (LIBOR03M + 3.750%) due 10/10/2025 ~		$36,665	24,657
Ineos Finance PLC 2.500% (EUR003M + 2.000%) due 04/01/2024 ~	EUR	10,295	11,312
McAfee LLC
4.250% (EUR003M + 2.000%) due 03/01/2029 ~		1,700	1,876
4.500% due 03/01/2029		$2,000	1,987
Profrac Services LLC 9.500% due 03/04/2025 «		8,500	8,370
Scientific Games Holdings LP
TBD% due 04/04/2029		1,500	1,488
TBD% due 04/04/2029	EUR	1,000	1,100
Scientific Games International, Inc. 3.207% (LIBOR03M + 2.750%) due 08/14/2024 ~		$9,476	9,442
Sequa Mezzanine Holdings LLC 7.750% (LIBOR03M + 6.750%) due 11/28/2023 ~		5,000	5,011
Steenbok Lux Finco 1 SARL (10.000% PIK) 10.000% (LIBOR03M) due 12/31/2022 ~(a)	EUR	4,000	3,593
Steenbok Lux Finco 2 SARL (10.750% PIK) 10.750% (EUR003M) due 12/29/2022 ~(a)		16,000	15,377
Syniverse Holdings, Inc.
6.000% (LIBOR03M + 5.000%) due 03/09/2023 ~		$16,396	15,978
10.000% (LIBOR03M + 9.000%) due 03/11/2024 ~		6,462	6,159
Team Health Holdings, Inc.
3.750% (LIBOR03M + 2.750%) due 02/06/2024 ~		6,981	6,668
6.250% due 03/02/2027		4,987	4,764
Telemar Norte Leste SA 1.750% (LIBOR03M + 1.750%) due 02/26/2035 «~		13,943	5,508
Uber Technologies, Inc. 3.957% (LIBOR03M + 3.500%) due 04/04/2025 ~		1,097	1,095

Total Loan Participations and Assignments (Cost $171,232)			166,821

CORPORATE BONDS & NOTES 33.0%
BANKING & FINANCE 5.7%
Banca Monte dei Paschi di Siena SpA
2.625% due 04/28/2025	EUR	15,420	16,120
5.375% due 01/18/2028 •		2,100	1,537
8.000% due 01/22/2030 •		400	302
10.500% due 07/23/2029		7,804	6,358
BOI Finance BV 7.500% due 02/16/2027		4,000	4,396
Sanders Re Ltd. 12.040% (SOFRRATE + 11.750%) due 04/09/2029 «~		$1,815	1,815
Sitka Holdings LLC 5.506% due 07/06/2026 •		2,400	2,290
Uniti Group LP
6.000% due 01/15/2030 (f)		8,300	7,487
7.875% due 02/15/2025 (f)		8,000	8,322

			48,627

INDUSTRIALS 20.7%
Altice France Holding SA 10.500% due 05/15/2027		18,000	18,859
American Airlines, Inc.
5.500% due 04/20/2026		779	786
5.750% due 04/20/2029		800	798
Arches Buyer, Inc. 4.250% due 06/01/2028		2,000	1,868
BellRing Brands, Inc. 7.000% due 03/15/2030		3,400	3,477

Consolidated Schedule of Investments PIMCO Access Income Fund (Cont.)	March 31, 2022 (Unaudited)

Bombardier, Inc. 7.500% due 03/15/2025 (f)		10,487	10,553
Champion Path Holdings Ltd. 4.500% due 01/27/2026		1,300	1,121
Charter Communications Operating LLC
3.850% due 04/01/2061		100	81
3.950% due 06/30/2062		100	81
CommScope, Inc. 8.250% due 03/01/2027 (f)		10,000	9,737
Condor Merger Sub, Inc. 7.375% due 02/15/2030		3,500	3,362
Coty, Inc. 4.000% due 04/15/2023	EUR	7,000	7,757
DISH DBS Corp.
5.250% due 12/01/2026		$3,400	3,245
5.750% due 12/01/2028 (f)		14,100	13,369
Full House Resorts, Inc. 8.250% due 02/15/2028		4,000	4,095
iHeartCommunications, Inc. 8.375% due 05/01/2027 (f)		8,273	8,564
Las Vegas Sands Corp. 3.200% due 08/08/2024		100	96
Magallanes, Inc.
5.141% due 03/15/2052 (f)		3,300	3,384
5.391% due 03/15/2062 (f)		900	932
MEDNAX, Inc. 5.375% due 02/15/2030		2,300	2,224
Melco Resorts Finance Ltd. 4.875% due 06/06/2025		1,600	1,468
NCL Corp. Ltd. 5.875% due 02/15/2027		200	197
News Corp. 5.125% due 02/15/2032		1,100	1,107
Nissan Motor Co. Ltd. 4.810% due 09/17/2030 (f)		600	596
Oi Movel SA 8.750% due 07/30/2026		13,000	13,282
Petroleos Mexicanos
6.350% due 02/12/2048		10,000	7,878
6.500% due 06/02/2041		10,000	8,313
6.750% due 09/21/2047		10,000	8,147
Rolls-Royce PLC 3.625% due 10/14/2025		1,279	1,242
Sands China Ltd.
2.550% due 03/08/2027		400	349
3.100% due 03/08/2029		400	342
3.800% due 01/08/2026		1,200	1,142
4.375% due 06/18/2030		200	182
5.125% due 08/08/2025		400	399
5.400% due 08/08/2028		2,000	1,970
Scientific Games Holdings LP 6.625% due 03/01/2030		2,600	2,566
Studio City Co. Ltd. 7.000% due 02/15/2027		4,000	3,912
Studio City Finance Ltd. 5.000% due 01/15/2029		600	458
T-Mobile USA, Inc. 3.600% due 11/15/2060 (f)		100	86
Uber Technologies, Inc.
7.500% due 05/15/2025 (f)		5,800	6,059
8.000% due 11/01/2026		400	425
United Airlines, Inc.
4.375% due 04/15/2026		800	788
4.625% due 04/15/2029		200	190
Viking Cruises Ltd. 13.000% due 05/15/2025		500	557
VOC Escrow Ltd. 5.000% due 02/15/2028		800	746
Windstream Escrow LLC 7.750% due 08/15/2028		20,090	20,485

			177,275

UTILITIES 6.6%
Eskom Holdings SOC Ltd.
6.750% due 08/06/2023 (f)		10,000	9,880
7.125% due 02/11/2025		2,581	2,500
Oi SA 10.000% due 07/27/2025		10,895	8,265
Pacific Gas & Electric Co.
3.950% due 12/01/2047 (f)		14,134	11,729
4.950% due 07/01/2050 (f)		6,000	5,675
5.250% due 03/01/2052 (f)		3,400	3,471
Peru LNG SRL 5.375% due 03/22/2030		4,382	3,886

Consolidated Schedule of Investments PIMCO Access Income Fund (Cont.)	March 31, 2022 (Unaudited)

Talen Energy Supply LLC
6.625% due 01/15/2028	6,000	5,591
7.625% due 06/01/2028	6,000	5,569

		56,566

Total Corporate Bonds & Notes (Cost $287,228)		282,468

MUNICIPAL BONDS & NOTES 1.0%
PUERTO RICO 1.0%
Commonwealth of Puerto Rico Bonds, Series 2022 0.000% due 11/01/2043	15,899	8,566

Total Municipal Bonds & Notes (Cost $8,590)		8,566

NON-AGENCY MORTGAGE-BACKED SECURITIES 35.2%
245 Park Avenue Trust 3.657% due 06/05/2037 ~	2,680	2,401
Ashford Hospitality Trust
3.147% due 06/15/2035 •	1,000	969
3.497% due 04/15/2035 •	14,536	13,784
Atrium Hotel Portfolio Trust 3.797% due 06/15/2035 •	6,223	5,933
BAMLL Commercial Mortgage Securities Trust
2.907% due 03/15/2037 •	2,000	1,913
3.107% due 03/15/2037 •	3,000	2,840
Barclays Commercial Mortgage Securities Trust 3.688% due 02/15/2053 ~	4,785	3,802
Barclays Commercial Real Estate Trust 4.563% due 08/10/2033 ~	5,245	4,934
BCAP LLC Trust 0.337% due 11/27/2036 •	38,346	9,946
Beast Mortgage Trust
3.847% due 03/15/2036 •	6,750	6,705
4.847% due 03/15/2036 •	2,500	2,486
5.805% due 02/15/2037 •	8,800	8,705
6.805% due 02/15/2037 •	1,500	1,484
Benchmark Mortgage Trust 3.440% due 08/15/2052 ~	7,500	7,085
Beneria Cowen & Pritzer Collateral Funding Corp. 4.035% due 06/15/2038 ~	3,000	2,900
BMO Mortgage Trust
3.269% due 02/15/2039 ~	9,615	8,692
3.939% due 02/15/2042 ~	11,000	9,460
BX Commercial Mortgage Trust 3.547% due 07/15/2034 •	121	120
Citigroup Commercial Mortgage Trust
3.197% due 12/15/2036 •	585	571
4.047% due 12/15/2036 •	3,400	3,298
Credit Suisse Mortgage Capital Trust 3.697% due 07/15/2032 •	7,000	6,677
DBGS Mortgage Trust 2.447% due 06/15/2033 •	15,000	14,395
DOLP Trust 3.704% due 05/10/2041 ~	13,500	10,510
Extended Stay America Trust 4.097% due 07/15/2038 •	11,599	11,380
Freddie Mac
2.749% due 01/25/2051 •	620	551
3.099% due 12/25/2050 •	760	713
3.849% due 02/25/2042 •	5,200	5,099
4.849% due 02/25/2042 •	2,600	2,446
8.599% due 02/25/2042 •	800	759
GS Mortgage Securities Corp. Trust 2.997% due 08/15/2032 •	5,000	4,749
Hilton USA Trust 5.519% due 11/05/2035	3,551	3,520
HPLY Trust
3.547% due 11/15/2036 •	7,990	7,682
4.297% due 11/15/2036 •	11,968	11,415
InTown Hotel Portfolio Trust 3.897% due 01/15/2033 •	5,000	4,981
Jackson Park Trust 3.242% due 10/14/2039 ~	3,500	2,865
JP Morgan Chase Commercial Mortgage Securities Trust
2.447% due 12/15/2031 •	4,000	3,922
2.587% due 06/15/2038 •	1,226	1,185
3.497% due 03/15/2036 •	2,000	1,946
3.787% due 06/15/2038 •	250	241
4.247% due 03/15/2036 •	9,256	8,967
Madison Avenue Trust 3.763% due 08/15/2034 ~	745	709
MBRT 3.196% due 11/15/2036 •	18,867	18,470

Consolidated Schedule of Investments PIMCO Access Income Fund (Cont.)	March 31, 2022 (Unaudited)

Morgan Stanley Bank of America Merrill Lynch Trust 4.750% due 12/15/2046 ~		4,371	4,211
Morgan Stanley Capital Trust 2.947% due 07/15/2035 •		9,467	9,216
MRCD Mortgage Trust 2.718% due 12/15/2036		16,198	14,580
Natixis Commercial Mortgage Securities Trust
3.138% due 02/15/2033 •		5,000	4,971
3.686% due 02/15/2033 •		5,671	5,596
3.790% due 11/15/2032 ~		3,000	2,975
New Residential Mortgage Loan Trust 3.877% due 11/25/2059 ~		15,500	11,126
Preston Ridge Partners Mortgage 6.291% due 02/25/2027 þ		3,000	2,944
SFO Commercial Mortgage Trust 3.297% due 05/15/2038 •		6,500	6,302
Tharaldson Hotel Portfolio Trust 3.770% due 11/11/2034 •		4,050	3,899
WaMu Mortgage Pass-Through Certificates Trust 1.357% due 10/25/2045 ~		7,984	6,835
Wells Fargo Commercial Mortgage Trust 5.092% due 12/15/2039 ~		8,600	8,206

Total Non-Agency Mortgage-Backed Securities (Cost $307,873)			302,071

ASSET-BACKED SECURITIES 17.9%
ACE Securities Corp. Home Equity Loan Trust 1.042% due 02/25/2036 •		6,274	5,722
BNC Mortgage Loan Trust 0.747% due 05/25/2037 •		16,250	13,744
Cologix Canadian Issuer LP 7.740% due 01/25/2052	CAD	5,400	4,188
Countrywide Asset-Backed Certificates
0.717% due 06/25/2047 •		$14,412	12,344
0.787% due 03/25/2037 •		9,082	9,089
1.192% due 04/25/2036 •		17,000	14,525
Deer Park CLO DAC 0.000% due 10/15/2034 ~	EUR	4,000	3,230
First Franklin Mortgage Loan Trust 0.767% due 10/25/2036 •		$15,000	12,705
GSAMP Trust 1.402% due 07/25/2045 •		13,226	11,445
Home Equity Mortgage Loan Asset-Backed Trust 1.372% due 10/25/2035 •		11,200	8,966
HSI Asset Securitization Corp. Trust 1.267% due 12/25/2035 •		13,243	11,192
LendingPoint Pass-Through Trust
0.000% due 04/15/2028 «(c)		7,600	8,633
0.000% due 05/15/2028 «(c)		7,554	8,296
Pretium Mortgage Credit Partners LLC 6.170% due 07/25/2051 þ		11,600	11,391
RR 17 Ltd. 1.000% due 07/15/2034 ~		4,000	3,326
Securitized Asset-Backed Receivables LLC Trust 1.057% due 11/25/2035 •		7,076	6,139
SMB Private Education Loan Trust 0.000% due 11/16/2054 «(c)		9	8,897

Total Asset-Backed Securities (Cost $153,024)			153,832

SOVEREIGN ISSUES 1.7%
Romania Government International Bond
2.125% due 03/07/2028	EUR	5,650	5,902
3.750% due 02/07/2034		5,500	5,689
Russia Government International Bond
5.625% due 04/04/2042		$8,800	3,036
5.875% due 09/16/2043		200	71
12.750% due 06/24/2028		100	39

Total Sovereign Issues (Cost $15,338)			14,737

		SHARES
MUTUAL FUNDS 1.0%
Paxsls LLC		840,010	8,460
RLM LLC		10	0

Total Mutual Funds (Cost $8,400)			8,460

PREFERRED SECURITIES 2.5%
FINANCIALS 2.5%
Stichting AK Rabobank Certificaten 6.500% due 12/29/2049 þ(d)		16,950,000	21,931

Consolidated Schedule of Investments PIMCO Access Income Fund (Cont.)	March 31, 2022 (Unaudited)

Total Preferred Securities (Cost $24,455)		21,931

REAL ESTATE INVESTMENT TRUSTS 1.5%
FINANCIALS 1.5%
KKR Real Estate Finance Trust, Inc.	203,500	4,194
Starwood Property Trust, Inc.	175,100	4,232
TPG RE Finance Trust, Inc.	346,700	4,095

Total Real Estate Investment Trusts (Cost $12,894)		12,521

SHORT-TERM INSTRUMENTS 5.7%
REPURCHASE AGREEMENTS (e) 0.7%		5,800
	PRINCIPAL AMOUNT (000s)

U.S. TREASURY BILLS 5.0%
0.430% due 05/19/2022 - 06/23/2022 (b)(c)(i)	$42,856	42,819

Total Short-Term Instruments (Cost $48,617)		48,619

Total Investments in Securities (Cost $1,037,651)		1,020,026

Total Investments 119.0% (Cost $1,037,651)		$1,020,026
Financial Derivative Instruments (g)(h) 0.4%(Cost or Premiums, net $(1,507))		3,143
Other Assets and Liabilities, net (19.4)%		(166,307)

Net Assets 100.0%		$856,862

Consolidated Schedule of Investments PIMCO Access Income Fund (Cont.)	March 31, 2022 (Unaudited)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
BORROWINGS AND OTHER FINANCING TRANSACTIONS
(e)	REPURCHASE AGREEMENTS:
Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)

BPS	0.028%	03/31/2022	04/01/2022	$5,800	U.S. Treasury Inflation Protected Securities 0.130% due 10/15/2025	$(5,905)	$5,800	$5,800

Total Repurchase Agreements	$(5,905)	$5,800	$5,800

REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements

BOS	0.850%	03/15/2022	06/15/2022	$(4,375)	$(4,376)
1.120	03/17/2022	06/17/2022	(16,495)	(16,503)
BPS	0.850	03/15/2022	06/15/2022	(15,658)	(15,664)
1.120	03/17/2022	06/17/2022	(45,902)	(45,924)
TDM	0.500	03/18/2022	TBD(3)	(3,314)	(3,315)

Total Reverse Repurchase Agreements	$(85,782)

(f)	Securities with an aggregate market value of $99,844 have been pledged as collateral under the terms of master agreements as of March 31, 2022.
(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(22,215) at a weighted average interest rate of 1.023%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(g)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability

Bombardier, Inc.	5.000%	Quarterly	06/20/2027	5.516%	$1,300	$(31)	$5	$(26)	$5	$0
Rolls-Royce PLC	1.000	Quarterly	12/20/2026	2.203	EUR	17,900	(1,070)	16	(1,054)	0	(41)

$(1,101)	$21	$(1,080)	$5	$(41)

Consolidated Schedule of Investments PIMCO Access Income Fund (Cont.)	March 31, 2022 (Unaudited)

INTEREST RATE SWAPS
Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Pay(5)	1-Day USD-SOFR Compounded-OIS	1.000%	Annual	06/15/2027	$141,000	$(4,906)	$(3,735)	$(8,641)	$0	$(4)
Receive(5)	1-Day USD-SOFR Compounded-OIS	1.500	Annual	06/15/2052	30,100	2,038	1,269	3,307	0	(256)
Receive(5)	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052	EUR	7,800	676	504	1,180	0	(78)

$(2,192)	$(1,962)	$(4,154)	$0	$(338)

Total Swap Agreements	$(3,293)	$(1,941)	$(5,234)	$5	$(379)

Cash of $20,093 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date.
(h)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

BOA	05/2022	EUR	10,958	$12,248	$117	$(9)
05/2022	$463	EUR	415	0	(3)
BPS	05/2022	CAD	5,399	$4,255	0	(63)
05/2022	EUR	67,708	76,765	1,764	(11)
05/2022	$7,183	EUR	6,482	17	(18)
CBK	05/2022	EUR	552	$630	18	0
GLM	05/2022	2,717	2,986	0	(24)
HUS	05/2022	$434	EUR	394	2	0

Total Forward Foreign Currency Contracts	$1,918	$(128)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Swap Agreements, at Value(4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

CBK	Netflix, Inc.	5.000%	Quarterly	12/20/2026	1.101%	$5,000	$893	$(30)	$863	$0
MYC	Netflix, Inc.	5.000	Quarterly	12/20/2026	1.101	5,000	893	(29)	864	0

Total Swap Agreements	$1,786	$(59)	$1,727	$0

(i)

Securities with an aggregate market value of $61 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Consolidated Schedule of Investments PIMCO Access Income Fund (Cont.)	March 31, 2022 (Unaudited)

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022

Investments in Securities, at Value
Loan Participations and Assignments	$0	$152,943	$13,878	$166,821
Corporate Bonds & Notes
Banking & Finance	0	46,812	1,815	48,627
Industrials	0	177,275	0	177,275
Utilities	0	56,566	0	56,566
Municipal Bonds & Notes
Puerto Rico	0	8,566	0	8,566
Non-Agency Mortgage-Backed Securities	0	302,071	0	302,071
Asset-Backed Securities	0	128,006	25,826	153,832
Sovereign Issues	0	14,737	0	14,737
Mutual Funds	8,460	0	0	8,460
Preferred Securities
Financials	0	21,931	0	21,931
Real Estate Investment Trusts
Financials	12,521	0	0	12,521
Short-Term Instruments
Repurchase Agreements	0	5,800	0	5,800
U.S. Treasury Bills	0	42,819	0	42,819

Total Investments	$20,981	$957,526	$41,519	$1,020,026

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	5	0	5
Over the counter	0	3,645	0	3,645

$0	$3,650	$0	$3,650
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(379)	0	(379)
Over the counter	0	(128)	0	(128)

$0	$(507)	$0	$(507)

Total Financial Derivative Instruments	$0	$3,143	$0	$3,143

Totals	$20,981	$960,669	$41,519	$1,023,169

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2022:
Category and Subcategory	Beginning Balance at 06/30/2021	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2022(1)

Investments in Securities, at Value
Loan Participations and Assignments	$0	$13,828	$0	$2	$0	$48	$0	$0	$13,878	$48
Corporate Bonds & Notes
Banking & Finance	0	1,815	0	0	0	0	0	0	1,815	0
Asset-Backed Securities	0	25,371	0	0	0	455	0	0	25,826	455

Totals	$0	$41,014	$0	$2	$0	$503	$0	$0	$41,519	$503

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
(% Unless Noted Otherwise)

Category and Subcategory	Ending Balance at 03/31/2022	Valuation Technique	Unobservable Inputs	Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments	$5,508	Indicative Market Quotation	Broker Quote	39.500	—
8,370	Proxy Pricing	Base Price	98.447	—
Corporate Bonds & Notes
Banking & Finance	1,815	Proxy Pricing	Base Price	100.000	—
Asset-Backed Securities	8,296	Other Valuation Techniques(2)	—	—	—
17,530	Proxy Pricing	Base Price	113.595 - 98,703.000	50.149.525

Consolidated Schedule of Investments PIMCO Access Income Fund (Cont.)	March 31, 2022 (Unaudited)

.
Total	$41,519

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares is determined by dividing the total value of portfolio investments and other assets, less any liabilities, attributable to the Fund by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund's approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Fund's investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

Notes to Financial Statements (Cont.)

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are

Notes to Financial Statements (Cont.)

observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of March 31, 2022, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	CBK	Citibank N.A.	MYC	Morgan Stanley Capital Services LLC
BOS	BofA Securities, Inc.	GLM	Goldman Sachs Bank USA	TDM	TD Securities (USA) LLC
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.

Currency Abbreviations:
CAD	Canadian Dollar	EUR	Euro	USD (or $)	United States Dollar

Index/Spread Abbreviations:
EUR003M	3 Month EUR Swap Rate	LIBOR03M	3 Month USD-LIBOR	SOFR	Secured Overnight Financing Rate

Other Abbreviations:
CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap	TBD	To-Be-Determined
DAC	Designated Activity Company	PIK	Payment-in-Kind	TBD%	Interest rate to be determined when loan settles or at the time of funding
EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced